Commitments	12 Months Ended
Dec. 31, 2017
Commitments
Commitments

Note 18 – Commitments

(a) Purchase commitments

The Company has entered into various purchase orders amounting in the aggregate to approximately $10,590 as of December 31, 2017 (of which $4,205 corresponds to PP&E commitments), primarily related to the supply of switching equipment, external wiring, infrastructure agreements, inventory and other service agreements. This amount also includes the commitments mentioned in c).

(b) Investment commitments

In August 2003, Telecom Argentina was notified by the SC of a proposal for the creation of a $70- fund (the “Complejo Industrial de las Telecomunicaciones 2003” or “2003 Telecommunications Fund”) to be funded by the major telecommunication companies and aimed at developing the telecommunications sector in Argentina. Banco de Inversion y Comercio Exterior (“BICE”) was designated as Trustee of the Fund.

In November 2003, the Company contributed $1.5 at the inception of the Fund. In addition, Management announced that it is the Company’s intention to promote agreements with local suppliers which would facilitate their access to financing.

(c) Commitments assumed by Telecom Argentina from the sale of Publicom

On March 29, 2007, Telecom Argentina’s Board of Directors approved the sale of its equity interest in Publicom (a company engaged in directories’ publishing business) to Yell Publicidad S.A. (a company incorporated in Spain, member of the Yell Group- Grupo Yell), which was executed on April 12, 2007 (the “Closing Date”).

On Closing Date and after the stock transfer was actually performed, Publicom accepted a proposal from Telecom Argentina. According to said proposal, Telecom Argentina:

✓	engages Publicom to publish and print Telecom Argentina’s directories (“white pages”) for a 5-year period, which was extended annually;
✓	engages Publicom to distribute Telecom Argentina’s white pages for a 20-year period, which may be extended upon expiry date;
✓	engages Publicom to maintain the Internet portal, which allows to access the white pages through the web, for a 20-year period, term which may be extended upon expiry date;
✓	grants Publicom the right to lease advertising spaces on the white pages for a 20-year period, which may be extended upon expiry date; and
✓	authorizes the use of certain trademarks for the distribution and/or consultation on the Internet and/or advertising spaces agreements for the same specified period.

Telecom Argentina reserves the right to supervise certain matters associated with white pages publishing and distribution activities that allow Telecom Argentina to assure the fulfillment of its regulatory obligations during the term of the proposal. The terms and conditions of the proposal include usual provisions that allow Telecom Argentina to apply economic sanctions in the case of non-compliance, and in the case of serious non-compliance, allow Telecom Argentina to require an early termination. In the latter case, the Company could enter into an agreement with other providers.

The proposal set prices for the publishing, printing and distribution of the 2007 directories, and provided clauses for the subsequent editions in order to ensure Telecom Argentina that said services will be contracted at market price.

Telecom Argentina shall continue to include in its own invoices the amounts to be paid by its customers to Publicom for the contracted services or those that may be contracted in the future, and subsequently collect the amounts for said services on behalf and to the order of Publicom, without absorbing any delinquency.

(d) Commitments assumed by Núcleo

During 2010, the CONATEL awarded Núcleo a public bidding for the implementation of the expansion of the infrastructure of networks used as platform for the mobile telephony access services and the basic service in areas of public or social interest in Paraguay. The total investment was approximately of $17, of which $12 were subsidized by CONATEL.

As of the date of issuance of these consolidated financial statements, Núcleo has timely fulfilled its investments obligations and the total assets and services have been installed and are satisfactorily functioning. The CONATEL has disbursed approximately $11 related to this bidding.

Additionally, in August 2011, the CONATEL awarded Núcleo a new public bidding for the implementation of the expansion of the infrastructure of networks as a platform for the mobile telephony access services and the basic service in the Department of Caaguazú. Núcleo committed to install and render satisfactorily functioning all the assets and services covered by the bidding within six months from the date of signing of the contract, by means of an approximate investment of $6 of which $5 were subsidized by the CONATEL. As of the date of issuance of these consolidated financial statements, the work is finished. The CONATEL has disbursed approximately $4 related to this bidding.

CONATEL’s total deferred disbursements as of December 31, 2017 amounted to $15 and were included under “Deferred revenues” line item, corresponding $5 to current deferred revenues, having accrued gains for $10 since fiscal year 2011.

On August, 2017 the CONATEL started a bidding of universal service fund for the provision of internet services, data transmission services, and office equipment for the telemedicine program with the Ministry of Public Health and Social Welfare, being Núcleo awarded for the provision of such goods and services for the programs of Central and Guairá Departments, the subsidy amounted approximately to $19.

(e) Commitments assumed from the acquisition of Spectrum by Personal

The Auction Terms and Conditions convened by SC Resolution No. 38/14 established high and demanding obligations of coverage and network deployment, which would require significant investments in PP&E that were estimated at the time of submission of Personal´s bid in approximately US$ 450 million over the next five years and whose failure could result in sanctions and adverse effects to Personal.

Some of the obligations included in the Terms and Conditions are the following:

•	Extend the SRMC, STM and PCS coverage in such a way that it reaches all locations with at least 500 inhabitants in a time period that would not exceed 60 months.

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Upgrade the network infrastructure in a time period that would not exceed 60 months, in such a manner that in all the network locations where mobile Internet services are offered  a minimum of 1 Mbps per user be guaranteed in the downlink for SRMC, STM and PCS.

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For the SCMA (Annex III of Terms and Conditions) progressive coverage obligations in the Argentine Republic territory are established, in five differenced stages, completed in the 60-month-period with coverage in locations with more than 500 inhabitants.

For further detail of the obligations involved, see SC Resolution No.37/14, No. 38/14 and its amendments and supplementary regulations.

Taking into account that the frequency bands of SC Resolution No.83/14 had been partially awarded, Personal requested the SC that all the mentioned deadlines were calculated from the date on which the frequency band 713-723 Mhz to 768-778 Mhz were awarded, what would complete Lot 8 award. Such requirement was satisfied by the provisions of section 4 d) of Decree No. 1,340/16.